Hyundai Merchant Marine Co. Ltd ("HMM") charters restructuring	12 Months Ended
Dec. 31, 2016
Hyundai Merchant Marine Co. Ltd ("HMM") charters restructuring [Abstract]
Hyundai Merchant Marine Co. Ltd ("HMM") charters restructuring
 15. Hyundai Merchant Marine Co. Ltd (“HMM”) charters restructuring

HMM, the charterer of five of the Partnership's vessels, namely Hyundai Prestige, Hyundai Premium, Hyundai Paramount, Hyundai Privilege and Hyundai Platinum (the “HMM Vessels”), each under time charter expiring in 2024 and 2025, has experienced financial difficulties and has pursued a financial restructuring involving various creditors and vessel owners.

As part of the various agreements that HMM reached with its creditors and vessel owners under its voluntary debt restructuring, the owning companies of the HMM Vessels entered into a Charter Restructuring Agreement on July 15, 2016. This agreement provides for the reduction of the gross charter rate payable under the respective charter parties by 20% to $23.5 per day from $29.4, for a three and a half year period starting in July 2016 and ending in December 2019 (the “Charter Reduction Period”). As compensation the Partnership received 4,398,910 HMM common shares on August 4, 2016, which the Partnership recognized as a “Trading asset” at the amount of $29,706 being the fair value of the shares with a corresponding “Deferred revenue, current” and “Deferred revenue” to be amortized within revenue, over the remaining duration of each time charter. The shares were immediately sold on the Stock Market Division of the Korean Exchange for aggregate cash consideration of $29,706. The Charter Restructuring Agreement further provides that at the end of the Charter Reduction Period, the charter rate under the respective charter parties will be restored to the original daily rate of $29.4 until the expiry of each charter in 2024 and 2025.